EXHIBIT B



		           MONTHLY PAYMENT INSTRUCTIONS AND
		             NOTIFICATION TO THE TRUSTEE


		         THE PRUDENTIAL BANK AND TRUST COMPANY



		            PB&T MASTER CREDIT CARD TRUST

			          SERIES 1992-B


	The undersigned, a duly authorized representative of The
Prudential Bank and Trust Company ("PB&T"), as
 Servicer pursuant to the Pooling and Servicing Agreement
 dated as of June 1, 1992, the Series 1992-A Supplement
dated as of June 1, 1992, and  the Series 1992-B
Supplementdated April 17, 1995 (collectively, the
"Pooling and Servicing Agreement") by and	between
PB&T and Chemical Bank as trustee, (the "Trustee"), does hereby certify as follows:

	A)	Capitalized terms used in this notice have
their respective meanings set forth in the
 Pooling and Servicing Agreement;	provided, that
 the "Preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section 4.06 of the Pooling and Servicing Agreement.

	B)	PB&T is the Servicer under the Pooling and Servicing
		Agreement.

	C)	The undersigned is a Servicing Officer.

	D)	The date of this notice is a Determination Date under the
		Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

	Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge
Account on September 13, 1996 which date is a Transfer
Date under thePooling and Servicing Agreement, in an aggregate amount as set forthbelow in respect to the following amounts and (ii) to apply the
proceeds of such withdrawal in accordance with Section 4.06:

	A) 	Pursuant to subsection 4.06 (a):
		(1) Interest at the Certificate Rate
		for the preceding Monthly Period on
		the Investor Interest ....................$887,431.94

		(2) Deficiency Amounts ......................	$0.00

	B)	Pursuant to subsection 4.06(b):
		(1) The Investor Monthly Servicing Fees
		for the preceding Monthly Period ............$316,666.67

		(2) Accrued and unpaid Investor
		Monthly Servicing Fees ......................$0.00

	C)	Pursuant to subsection 4.06 (c):
		(1) The Operating Expense Fee for the
		preceding Monthly Period.....................$9,816.67

		(2) Accrued and unpaid Operating Expense Fees ....	$0.00

	D)	Pursuant to subsection 4.06 (d):
		(1) The Monthly Enhancement Fee for the
		preceding Monthly Period.....................$9,424.69

		(2) Accrued and unpaid Enhancement Fees ...$0.00

	E)	Pursuant to subsection 4.06 (e):
		(1) The Program Fee for the
		preceding Monthly Period.....................$40,232.24

		(2) Accrued and unpaid Program Fees ...................$0.00

	F)	Pursuant to subsection 4.06 (f):

		Aggregate Investor Default Amount for
		the preceding Monthly Period ................$1,096,577.86

	G)	Pursuant to subsection 4.06 (g):

		Unreimbursed Investor Chargeoffs ............$0.00

	H)	Pursuant to subsection 4.06(h):

		(1) Pay to the LOC Issuer for application in accordance with the Reimbursement Agreement..$421,793.97

		(2) Pay remaining Excess Spread to the
		Holder of the Exchangeable Seller
		Certificate .................................$0.00



				B-2
	I)	Pursuant to subsection 4.13(i):

		(1)  Pay to the LOC Issuer persuant to
		4.13 (a).....................................$0.00

		(2)  Deposit in the Cash Collateral Account
		persuant to 4.13 (b).........................$0.00

		(3)  Pay to the Seller the excess, if any,
		of amounts received by the Trustee persuant
		to the Loan Agreement over the sum of (1)
		and (2) above................................$0.00


		Total .......................................$421,793.97


Pursuant to Section 4.08, during an Amortization
Period, the Servicer	does hereby instruct the Trustee
 (i) to make a withdrawal from the Series Principal
Account on 09/13/96, which is a Transfer Date under
the Pooling and Servicing Agreement, in an aggregate
amount as set	forth below in respect of the following
amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.08:

	A)	During General Amortization Period:
		(1) Monthly Total Percentage Allocation
		for preceding Monthly Period ................					$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS FROM THE
CASH COLLATERAL ACCOUNT

Pursuant to Section 4.06 and subsection 4.09(c), the Servicer hereby notifies the Trustee to make withdrawals on 09/13/96, the Transfer date of the current calendar month, from the
 Cash Collateral Account in an aggregate amount as set forth in C. below and to deposit such amount in the Finance Charge Account:

A.	(i) The applicable Investor Percentages of
	Collections of Finance Charge Receivables,
	(ii) amounts deposited with respect to
	Cardholder Fees, Recoveries, Discount Option
	Receivables, Ineligible Finance Charge
	Receivables, Interchange Interest on Cash
CollateralAccount and (iii) interest on amounts
 in collection accounts, allocatedto the
Series Finance Charge Account for the preceding
 Monthly Period .......$2,781,944.04




				B-3

B.	The sum of (a) Certificate Interest accrued
	during the preceding Monthly Period (plus any
	past due Certificate Interest), plus (b) the
	Investor Monthly Servicing Fee for the
	preceding Monthly Period (plus any past due
	Investor Monthly Servicing Fee), plus (c)
	the Operating Fee Expense (plus any past due
	Operating Fee Expense), plus (d) the Monthly
	Enhancement Fee (plus any past due Monthly
Enhancement	Fee), plus (e) the Program Fee
 (plus any past due	Program Fees), plus (f)
the Aggregate Investor  Default Amount,
if any, for the preceding
	Monthly Period ........................$2,360,150.07

C.	The excess, if any, of B over A (the "Total
	Withdrawal Amount") ...........................$0.00

D.	The excess, if any, of A over B (the Excess
	Deposits due to Seller) .......................$421,793.97


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and
 transfers to be made in	accordance with this notice,
the following amounts will be accrued	and unpaid
with respect to all Monthly Periods preceding the current calendar month:


	A)	Subsection 4.06 (a):
		The aggregate amount of all Deficiency
		Amounts .....................................$0.00

	B)	Subsection 4.06 (b):
		The aggregate amount of all accrued and
		unpaid Investor Monthly Servicing Fees ......$0.00

	C)	Subsection 4.06 (c):
		The aggregate amount of all accrued and
		unpaid Operating Fee Expenses..........................$0.00




				B-4

	D)	Subsection 4.06(d):
		The aggregate amount of all accrued and
		Monthly Enhancement Fees.................$0.00

	E)	Subsection 4.06 (e):
		The aggregate amount of all accrued and
		unpaid Program Fees....................$0.00

	F)	Subsection 4.06 (f):
		The aggregate amount of all unreimbursed
		Investor Chargeoffs....................$0.00





	IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of
 September, 1996.


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Joel Rosenberg	  Tom Mason
				Title:  Senior Vice President

				              EXHIBIT A to Reimbursement Agreement

			             MONTHLY PAYMENT CERTIFICATE

			        PRUDENTIAL BANK AND TRUST COMPANY

			PBT&T MASTER CREDIT CARD TRUST SERIES 1992-B, CLASS I

     The undersigned is a duly authorized representative of The
Prudential Bank & Trust Company ("PB&T"), as Servicer under the Loan Agreement dated as of June 30, 1992
(The "Loan Agreement") among Chemical Bank, as Trustee
 (the "Trustee"), PB&T, and Swiss Bank Corporation, New York
Branch, as Agent (the "Agent") and as a bank (the "Bank" and, as collectively with the Asignees, the "Banks") does hereby certify as follows:

	(a)	Capitalized terms used in this certificate have the
respective meanings set forth in the Loan Agreement, and references herein to certain sections and subsections
		are references to the respective sections and subsections of the Loan Agreement.


	(b)	PB&T is the Servicer under the Reimbursement Agreement.

	(c)	The undersigned is duly authorized by PB&T, as Servicer,
to instruct the Trustee to make the payments designated herein.

	(d)	The total amount of Available Funds and Earnings equals: $421,793.97


I.	Fees, Expenses and Other Amounts.

		Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the following payments to the Agent for application to the Banks out of the total amount of
	Available Funds and Earnings (see (d) above):

	(1)	Amounts payable to the Banks under Section 2.4.

		(A)	Interest and principal on L/C draws			$0.00

		(B)	Unpaid Monthly L/C Fee			$0.00

		(C)	Cash Collateral Account Deficiencies			$0.00

		(D)	Other Amounts owed the L/C Bank			$421,793.97

		(E)	L/C Commitment Fee			$0.00

		(F)	Total amount payable
			(A + B + C + D + E)			$421,793.97


	(6)	Remaining Available Funds and Earnings
			((d) - (I.F))			$0.00



II.	Finance Charge Shortfall Amounts

	(1)	Available Funds and Earnings to support other Finance
		   Charge Sharing Series in Group One.				$0.00

	(2)	Finance Charge Shortfalls in other Finance Charge Sharing
		  Series in Group One.				N/A

	(3)	If a Finance Charge Shortfall exists in 1992-B, Available
		   Funds and Earnings from other Finance Charge
Sharing Series				N/A

	(4)	Allocable Finance Charge Percentage				100%

	(5)	Remaining Available Funds and Earnings				$0.00


III.	Principal Shortfall Amounts

	(1)	Available Funds and Earnings to support other Principal
		   Sharing Series in Group One.				$0.00

	(2)	Princicpal Shortfalls in other Principal Sharing
		  Series in Group One.				N/A

	(3)	If a Principal Shortfall exists in 1992-B,
		Available Funds and Earnings from other
		Principal Sharing Series				N/A

	(4)	Allocable Principal Shortfall Percentage				100%

	(5)	Remaining Available Funds and Earnings				$0.00


IV.	Remaining Amount

	(1)	Remaining Available Funds
		   and Earnings payable to PB&T

		(see (II) (4))				$0.00



				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
					Name:  Tom Mason
					Title:  Senior Vice President


The Prudential Bank and Trust Company


For Monthly Period ended:                      			8/31/96

Interest Period (# of days):                 			31

Date of this Report: 			9/9/96

Period (Revolving, Controlled Amortization or
 Rapid Amortization):
		           Revolving


A.	Excess Spread Calculation (per Reimbursement Agreement):

1	Collections of Finance Charge Receivables (excluding		$2,320,234.89
	Interchange and Recoveries)
	(Schedule to the Monthly Servicer's Certificate 2.a.)

2	Cardholder Fees (Schedule to the Monthly Servicer's			$248,623.75
	Certificate 3.)

3	Ineligible Finance Charge Receivables (Schedule					$0.00
	to the Monthly Servicer Certificate 4.)

4	Discount Option Receivables (Schedule to the					$0.00
	Monthly Servicer Certificate 5.)

5	Interchange (Schedule to the Monthly Servicer					$158,326.59
	Certificate 2.b.)

6	Recoveries (Schedule to the Monthly Servicer					$42,015.40
	Certificate 2.c.)

6.A	Interest Rate Cap Amounts Payable					$0.00

6.B	Finance Charge Inflow					$0.00

6.C	Earnings on Cash Collateral Account					$12,743.40

7	Sum of all spread components (A1 + A2 + A3 + A4 +		$2,781,944.03
	A5 + A6 + A6.A + A.6B +A.6C)



8	Certificate Interest to be paid on Distribution					$887,431.94
	Date (Schedule to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly Certificate-		$316,666.67
	holders' Statement 7.)

10	Operating Expense Fee (Monthly Payment Instructions	$9,816.67
	and Notification C(1))

11	Monthly Enhancement Fee (Monthly Payment Instructions $9,424.69
	and Notification D(1))

12	Program Fee (Monthly Payment Instructions					$40,232.24
	and Notification E(1))

13	Aggregate Investor Default Amount (Monthly					$1,096,577.86
	Certificate holders' Statement B.5)

14	Reimbursement of Investor Charge Offs (Monthly					$0.00
	Certificate holders' Statement B.6.c.)

16	Sum of all expenses (A8 + A9 + A10 + A11 + A12 +					$2,360,150.07
	A13 + A14 )

17	Excess spread (A7 - A16)					$421,793.97

18	Excess spread Percentage for Monthly Period					2.66%
	(A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day of the Monthly Period	$190,000,000.00

2	Investor Interest on the last day of the Monthly Period	$190,000,000.00

3	Average Excess Spread Percentage for three preceding					1.57%
	Monthly Periods

4	Average Excess Spread Percentage for twelve preceding		3.07%
	Monthly Periods

5	Spread Account Cap for preceding Monthly Period	$8,075,000.00

6	Spread Account Trigger

	Upward Trigger (Monthly):
	a)	If  B3 <= 3.0% but B3 >= 2.25%, then B7=		$3,800,000

	b)	If  B3 <= 2.25% but B3 >= 2.00%,then B7=		$7,600,000

	c)	If B3 < 2.00%, then B7 =		$8,075,000

7	Applicable Spread Account Cap for next succeeding	$8,075,000.00
	Transfer Date (B6a, B6b,B6c if applicable, otherwise B5)

8	Required Cash Collateral Amount , or					$8,075,000.00

	a)	if Payout Commencement Date
		(the greater of  12.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the last Transfer Date	$4,007,415.15

10	Cash Collateral Amount on the next succeeding Transfer Date  $6,634,680.50

11	Seller's Collateral Account Deficiency (B8 - B10)					$1,440,319.50

12	Stated Amount of LOC					$16,165,319.50

13	Maximum LOC Amount					$24,200,000.00

14	Less Drawings					$0.00

15	Unutilized LOC amount as of the last Transfer					$8,034,680.50
	Date

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal Receivables					$204,301,075.23
	(107.5268817% * aggregate Initial Investor Interest)

2	Minimum Seller Interest (7.00% * C1)					$14,301,075.27

3	Lowest Average Seller Interest for any fifteen-day  $145,812,135.37
	period during the preceding Monthly Period
	(computed  on the Schedule 1 to Exhibit A)

4	Breach of Minimum Seller Interest during the 					No
	preceding Monthly Period ("Yes" or "No")

5	Deficiency in Minimum Seller Interest (C2 - C3)					0.00


C.	Remaining Amount

	L/C Commitment Fee				 	$0.00

	Remaining Available Funds
	  and Earnings					$0.00






					3 Month Avg.	12 Month Avg.
		Reporting		Excess Spread	Excess Spread	Excess Spread
		Period	Excess Spread	Percentage	Percentage	Percentage

		Sep-95	59,416.29	2.85%
		Oct-95	131,691.16	3.16%
		Nov-95	285,547.03	4.57%	3.53%
		Dec-95	353,064.79	4.24%	3.99%
		Jan-96	436,532.69	4.19%	4.33%
		Feb-96	272,846.48	2.18%	3.54%
		Mar-96	650,055.76	4.46%	3.61%
		Apr-96	682,205.50	4.31%	3.65%
		May-96	348,859.03	2.20%	3.66%
		Jun-96	-171,027.12	-1.08%	1.81%
		Jul-96	496,034.69	3.13%	1.42%
		Aug-96	421,793.96	2.66%	1.57%	3.07%



		ADDITIONAL MONTHLY PAYMENT INSTRUCTIONS AND
		       NOTIFICATION TO THE TRUSTEE


		    THE PRUDENTIAL BANK AND TRUST COMPANY



		       PB&T MASTER CREDIT CARD TRUST

			     SERIES 1992-B


	The undersigned, a duly authorized representative of The
Prudential Bank and Trust Company ("PB&T"), as Servicer
pursuant  to the Pooling and Servicing Agreement dated
 as of June 30, 1992 and the Series 1992-A Supplement
dated as of June 30, 1992 and the Series 1992-B Supplement
 dated April 17, 1995 (collectively, the "Pooling and Servicing
Agreement") by and	between PB&T and Chemical Bank as
 trustee, (the "Trustee"), does hereby cerify as follows:

	A)	PB&T is the Servicer under the Pooling and Servicing
		Agreement.

	B)	The undersigned is a Servicing Officer.

	C)	The date of this notice is a Determination Date under the
		Pooling and Servicing Agreement.

I.	INSTRUCTION TO MAKE A WITHDRAWAL

	The Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge Account on September 13, 1996 which date is a Transfer Date and (ii) to pay to PB&T the excess deposits from the preceding Monthly Period after making
distributions pursuant to Section 4.06 as scheduled below:

	Total deposits from the preceding Monthly
	Period ....................................					$2,362,250.29

	Interest at the Certificate Rate for the
	preceding Monthly period on the Investor
	Interest...................................					$887,431.94

	Payment pursuant to subsection 4.06 (f)
	and in accordance with Section 2.11 of
	the Loan Agreement ........................					$421,793.97


	Excess deposits due to PB&T................					$1,053,024.38


	IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of September, 1996.

				THE PRUDENTIAL BANK AND TRUST COMPANY,



				By:
				Name:   Tom Mason
				Title:  Senior Vice President